Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of L.A.M. Pharmaceutical Corp. (the “Company”) on Form 10-QSB/A for the period ending June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), Joseph T. Slechta, the President, Chief Executive Officer, Principal Financial Officer and Chief Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

October 13, 2004	/s/ Joseph T. Slechta

Joseph T. Slechta, President, Chief Executive
Officer, Principal Financial Officer and
Chief Accounting Officer

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